UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 1, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Effective at 12:01 a.m. (Eastern Time) on April 1, 2026 (the "Effective Time"), pursuant to the Agreement and Plan of Merger, dated as of September 23, 2025 (the "Merger Agreement"), between QNB Corp., a Pennsylvania corporation (the “Company”), and The Victory Bancorp, Inc., a Pennsylvania corporation (“Victory”), Victory merged with and into the Company with the Company continuing as the surviving corporation (the "Merger").

Item 2.01 Completion of Acquisition or Disposition of Assets.

As referenced above, on April 1, 2026, the Company completed its previously announced acquisition of Victory pursuant to the Merger Agreement. At the Effective Time, Victory merged with and into the Company, with the Company surviving the Merger. Immediately following the Merger, Victory’s wholly-owned subsidiary bank, The Victory Bank, a Pennsylvania-chartered state bank, merged with and into QNB Bank, a Pennsylvania-chartered state bank and wholly-owned subsidiary of the Company (the “Bank”), with the Bank as the surviving bank in the subsidiary bank merger.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each outstanding share of Victory’s common stock, $1.00 par value (“Victory Common Stock”), issued and outstanding immediately prior to the Effective Time (except for treasury shares and shares of Victory Common Stock held by Victory’s shareholders who have timely and properly exercised dissenters’ rights in accordance with applicable law (each as provided for in the Merger Agreement)), was automatically converted as a result of the Merger into the right to receive 0.5500 shares of common stock, $0.625 par value, of the Company (the “Company Common Stock”), with cash paid in lieu of fractional shares. Each outstanding share of the Company Common Stock remains outstanding and was unaffected by the Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 23, 2025, and incorporated herein by reference.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the terms of the Merger Agreement, the board of directors of the Company (the "Board") and the board of directors of the Bank (the “Bank Board”) each appointed Joseph W. Major and Kevin L. Johnson to the Board to fill the vacancies in the Class I and Class III of directors slate, with Mr. Major being appointed as a Class I director and Mr. Johnson being appointed as a Class III director, and to fill vacancies created on the Bank Board. Mr. Major will serve as Vice Chairman of the Board and as Chair of the Strategic Planning Committee of the Board and as Vice Chairperson the Bank Board. At this time, except as set forth in the previous sentence, the Board has not determined which, if any, of its committees to which Messrs. Major or Johnson will be named.

Except as set forth in the following sentence, there are no related party transactions reportable under Item 404(a) of Regulation S-K for Messrs. Major or Johnson. Effective at the Effective Time, the Company, the Bank and Mr. Major entered into a consulting and non-competition agreement pursuant to which, over the next 24-months, Mr. Major agreed to, among other things (a) provide the Company with such services as the Company’s CEO may reasonably request and (b) customary confidentiality, non-competition and non-solicitation covenants in favor of the Company, in exchange for a payment of $665,865 and reimbursement for Mr. Major’s reasonable out-of-pocket expenses incurred in connection with the consulting services to be provided.

As previously disclosed, Messrs. Major and Johnson each executed a voting and support agreement in favor of the Company in which they agreed to vote their shares of Victory's common stock in favor of approval of the Merger Agreement and the Merger.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Sections 2.9, 4.1, 4.3 and 4.6 of the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended to provide for the role of Vice Chairman of the Board.

The foregoing description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s bylaws, as amended, attached hereto as Exhibit 3.1 to this Company’s Current Report on Form 8-K filed with the SEC, and incorporated herein by reference.

Item 8.01 Other

On April 1, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The unaudited pro forma financial statements required by this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of September 23, 2025, by and between QNB Corp. and The Victory Bancorp, Inc. (incorporated by references to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2025)*

3.1	By-laws of the Registrant, as amended April 1, 2026.
99.1	News release disseminated on April 1, 2026 by QNB Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but the Company will provide them to the SEC upon request.

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: April 7, 2026